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                                                                    Exhibit 99.2

                               Ford Motor Company

                2001 NORTH AMERICAN PRODUCTION AND OVERSEAS SALES
                -------------------------------------------------

                                                                                      2001 Planned
                                                                           ----------------------------------
                                               First         Second        Third         Fourth        Full
                                               Quarter       Quarter       Quarter       Quarter       Year
                                               -------       -------       -------       -------       ----
                                                (000)         (000)         (000)         (000)        (000)

North American Production and Imports

Car                                              373           426           247             328       1,374

Truck                                            705           704           566             637       2,612
                                               -----         -----         -----           -----       -----
   North American Production                   1,078         1,130           813             965       3,986

Mexican Domestic Units                       Incl. Above  Incl. Above   Incl. Above    Incl. Above

Imports (Volvo, Jaguar, Land Rover, Fiesta)       50            71            55              93         269
                                               ------       ------         -----           -----       -----

   Total North America (Incl. Imports)         1,128         1,201           868           1,058       4,255

Overseas Vehicle Unit Sales                      699           716           580             669       2,664
                                               -----         -----         -----           -----       -----

Ford Worldwide                                 1,827         1,917         1,448           1,727       6,919
                                               =====         =====         =====           =====       =====

Over/(Under) Prior
------------------

   North America
                  Units:
                  - Issue                                        0             0               0
                  - Quarter                       (9)           73          (333)            190
                  - Year                        (202)         (176)         (237)            (79)

                  Percentage:
                  - Issue                                        0%           0%              0%
                  - Quarter                      (1)%            6%        (28)%             22%
                  - Year                        (15)%         (13)%        (21)%            (7)%

   Overseas
                  Units:
                  - Issue                                        0             0             (19)
                  - Quarter                       72            17          (136)             89
                  - Year                         105            34            12              42

                  Percentage:
                  - Issue                                       0%            0%            (3)%
                  - Quarter                       11%           2%         (19)%             15%
                  - Year                          18%           5%            2%              7%

   Worldwide
                  Units:
                  - Issue                                        0             0             (19)
                  - Quarter                       63            90          (469)            279
                  - Year                         (97)         (142)         (225)            (37)

                  Percentage:
                  - Issue                                       0%             0%           (1)%
                  - Quarter                        4%           5%          (24)%            19%
                  - Year                         (5)%         (7)%          (13)%           (2)%

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                                                              Investor Relations
                                                                         11/1/01